BASIS OF PRESENTATION AND GOING CONCERN	12 Months Ended
Dec. 31, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
BASIS OF PRESENTATION AND GOING CONCERN

NOTE 2 – BASIS OF PRESENTATION AND GOING CONCERN

For the year ended December 31, 2021, the Company used net cash in operating activities for its continuing operations of $1,768,803 and incurred a loss from its continuing operations of $11,977,065. As of December 31, 2021, the Company’s accumulated deficit is $29,281,674 and has cash of $1,499,866. As of December 31, 2021, the Company’s has working capital of $276,916. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The Company’s convertible debentures of $35,000 and $480,000 of redeemable convertible preferred stock were both in default as of December 31, 2021. At the end of 2021, management was in discussions with the holders of these debt and equity securities to reach an agreement to convert the outstanding balances into common stock or otherwise amend the respective maturity and redemption. On February 22, 2022, the holder of the debenture converted the full balance of $35,000 into 5,469 shares of common stock at $6.40 per share, and the balance on the convertible debenture is currently $0 (see Note 14 - Subsequent Events).

The Company has supported operations through the issuance of common stock, preferred stock and debt over the last 12 months. This includes the $2.5 million Series B preferred stock offering in the first quarter of 2021, the recent exercise of approximately $470,000 in warrants issued in connection with the Series B offering, and also a convertible debt offering in the amount of $605,000 conducted in the fourth quarter of 2021. With respect to the convertible notes, they are convertible into common stock prior to the maturity date of December 31, 2023, or automatically upon the Company completing a qualified offering in the amount of $5 million or uplisting its common shares to NASDAQ; and bear interest at the rate of 6% per annum, with all interest and principal due at maturity, unless earlier converted. The note holders also received a total of 25,208 common stock warrants. See Notes 7 and 10 for further discussion.

Management expects expenses to increase in 2022 as our drug technology enters into clinical trials, and as a result, we will need to raise additional capital to support these operations. Management believes that it can do so through equity raises in 2022, and in December 2021, filed an initial S-1 registration statement with the Securities Exchange Commission to raise additional equity capital in an offering underwritten by an investment bank. There is no guarantee, however, that such offering will be successful. If the Company is not successful in raising additional capital, it may need to delay clinical trials, reduce overhead, or in the most extreme scenario, shut down operations.

There is no guarantee whether the Company will be able to generate revenue and/or raise capital sufficient to support its continuing operations. The ability of the Company to continue as a going concern is dependent on management’s plans which include implementation of its business model to develop and commercialize its drug candidate, seek strategic partnerships to advance clinical trials and other research endeavors which could provide additional capital to the Company, and continue to raise funds for the Company through equity or debt offerings. There is no assurance, however, that the Company will be successful in raising the needed capital and, if funding is available, that it will be available on terms acceptable to the Company. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.